UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2026

AEVEX Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-43238	41-2460652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Stevens Ave. #150
Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4125

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AVEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2026, AEVEX Corp., a Delaware corporation (“Company”), issued a press release and hosted an earnings call announcing its financial results for the third quarter ended September 30, 2026. A copy of the press release and the earnings call transcript are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 2.02.

The information furnished in this Item 2.02, including the press release and the earnings call transcript incorporated into this Item 2.02, shall not be deemed “filed” for the purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by AEVEX Corp. on November 11, 2026

99.2	AEVEX Corp. November 11, 2026 Earnings Call Transcript

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEVEX Corp.

Date: November 13, 2026	By:	/s/ Roger Wells
	Name:	Roger Wells
	Title:	Chief Executive Officer